AMERICAN MUTUAL FUND, INC.
             333 South Hope Street, Los Angeles, California  90071

Fellow Shareholders:

 We are writing to inform you of the upcoming meeting of the shareholders of American Mutual Fund, Inc. (the "Fund") to be held at the offices of the Fund, 333 South Hope Street, 55th Floor, Los Angeles, California, on Tuesday, November 16, 1999 at 10:00 A.M., local time (the "Meeting"). At this meeting, you are being asked to vote on important proposals affecting the Fund. THE BOARD OF DIRECTORS OF THE FUND BELIEVES THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS, AND RECOMMENDS THAT YOU APPROVE ALL PROPOSALS PRESENTED FOR YOUR CONSIDERATION.

 At the Meeting, you will be asked to vote on:

 1. The election of a Board of 12 Directors (Proposal 1).

 2. A proposal to amend the Fund's Articles of Incorporation authorizing the Board of Directors to create new classes and series of capital stock (Proposal
2).

 3. A proposal to amend the Fund's Articles of Incorporation reducing the par value per share of the Fund's capital stock from $1.00 to $0.001 in order to reduce certain costs (Proposal 3).

 4. The ratification of the selection, by the Board of Directors, of Deloitte & Touche llp as independent accountants for the Fund for the fiscal year 2000 (Proposal 5).

 5. Any other business that may come before the Meeting (we are not currently aware of any other items to be considered).

 Some key points about Proposals 2and 3 are described below. Each of the proposals is described in more detail in the full text of the Proxy statement which you should read before you vote.

ABOUT PROPOSAL 2:

 In Proposal 2, we are asking you to approve amendments to the Fund's Articles of Incorporation to authorize the Board of Directors to create new classes and series of capital stock. The Board believes that the ability to create additional classes of shares will provide investors with greater choice in distribution arrangements and maintain the Fund's competitive position in relation to other funds with similar arrangements. The new class of shares would share pro rata (based on net asset value) in the Fund's investment portfolio and income and in the Fund's expenses, except for differences in expenses resulting from different distribution arrangements and possibly other class- or series-specific expenses. THE INTRODUCTION OF A NEW CLASS OF SHARES WOULD NOT LEAD TO AN INCREASE IN EXPENSES PAID BY HOLDERS OF EXISTING SHARES, OR A REDUCTION IN EARNINGS ON SUCH SHARES.

ABOUT PROPOSAL 3:

 In Proposal 3, we are asking you to approve an amendment to the Fund's Articles of Incorporation reducing the par value per share of the Fund's capital stock. When the Fund increases its authorized capital stock, it must pay a fee to Maryland, its state of incorporation, based on the aggregate par value of the new shares. Therefore, a reduced par value per share will reduce the amount the Fund pays in fees for the registration of its shares. THE LOWER PAR VALUE WILL HAVE NO EFFECT ON THE VALUE OF YOUR SHARES.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THESE PROPOSALS. NONE OF THE PROPOSALS WOULD CHANGE THE FUND'S INVESTMENT OBJECTIVES OR POLOICIES OR OTHERWISE EFFECT THE INVESTMENT OPERATIONS OF THE FUND.

                                 *     *     *

 We are sure that you, like most people, lead a busy life and are tempted to put this Proxy aside for another day. Please don't delay. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls.

 PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN THE ENCLOSED PROXY CARD TODAY. YOU MAY ALSO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET BY FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT. Please be sure to sign and return each Proxy card regardless of how many you receive.

 If you have any questions regarding the issues to be voted on or need assistance in completing your Proxy card, please contact us at (800) 421-0180. Thank you for investing with us and for your continuing support.

Sincerely,
James K. Dunton            Robert G. O'Donnell
CHAIRMAN OF THE BOARD      PRESIDENT

                      AMERICAN MUTUAL FUND, INC.
                               ________
                  NOTICE OF MEETING OF SHAREHOLDERS
                         NOVEMBER 16, 1999
                               ________

TO THE SHAREHOLDERS OF
AMERICAN MUTUAL FUND, INC.:

 A Meeting of Shareholders of American Mutual Fund, Inc. (the "Fund") will be held at the office of the Fund, 333 South Hope Street, 55th Floor, Los Angeles, California, on Tuesday, November 16, 1999 at 10:00 A.M., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

 (1) election of a board of 12 Directors;

 (2) approval of an amendment to the Fund's Articles of Incorporation authorizing the Board of Directors to create new classes and series of shares of capital stock;

 (3) approval of an amendment to the Fund's Articles of Incorporation reducing the par value per share of the Fund's capital stock from $1.00 to $0.001 in order to reduce registration fees;

 (4) ratification of the selection of Deloitte & Touche LLP as the independent accountant for the Fund for the year ending October 31, 2000; and

 (5) such other matters as may properly come before the meeting.
 You are entitled to vote if you held shares of the Fund at September 24, 1999.

THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE FUND OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

    By order of the Board of Directors,
    VINCENT P. CORTI
    SECRETARY

October 1, 1999

                                   IMPORTANT

YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT.

                           AMERICAN MUTUAL FUND, INC.
             333 SOUTH HOPE STREET, LOS ANGELES, CALIFORNIA 90071
                                    ________
                                PROXY STATEMENT
                            MEETING OF SHAREHOLDERS
                              NOVEMBER 16, 1999
                                    ________

 The enclosed Proxy is solicited by the Board of Directors of the Fund in connection with the Meeting of Shareholders to be held at the office of the Fund, 333 South Hope Street, 55th Floor, Los Angeles, California, on Tuesday, November 16, 1999 at 10:00 A.M., local time. Every Proxy returned in time to be voted at the meeting will be voted and, if a specification is made with respect to any proposal, the Proxy will be voted accordingly. If no specification is made, the Proxy will be voted in favor of the proposal. You can revoke a Proxy prior to its exercise, either by filing with the Fund a written notice of revocation, by delivering a duly executed Proxy bearing a later date, or by attending the meeting and voting in person. This Proxy was first mailed to shareholders on or about October 1, 1999.

 At the close of business on September 24, 1999, the record date fixed by the Board of Directors for the determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding
                                      Common shares of capital stock, $1 par
value per share, the only authorized class of voting securities of the Fund (the "Shares"). Each Share is entitled to one vote. There is no provision for cumulative voting. No person owned of record or was known by the Fund to own beneficially 5% or more of the outstanding Shares of the Fund.

 With respect to the election of directors (Item 1), the 12 nominees receiving the highest number of votes will be elected. The vote required to approve Items 2 and 3 is the affirmative vote of more than 50% of all outstanding voting Shares on the record date. The vote required to approve Item 4 is the affirmative vote of a majority of all Shares present in person or represented by proxy.

 If sufficient votes are not received by the meeting date, a person named as proxy may propose one or more adjournments of the meeting for up to 120 days in the aggregate to permit further solicitation of Proxies. The persons named as proxies may vote all Proxies in favor of such adjournment. Signed but unmarked Proxies will be voted for the directors nominated below and in favor of all proposals. Shareholders who return Proxies marked as abstaining from voting on one or more proposals are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, but are not counted as part of the vote necessary to approve the proposal(s). If brokers holding Shares for their customers in so-called "Street Name" have not received instructions and are not authorized to vote without instruction, those Shares also will be treated as abstentions.

1. ELECTION OF DIRECTORS

 Twelve directors are to be elected at the meeting, each to hold office until the next meeting and until a successor is elected and qualified. Because we do not expect meetings of shareholders to be held each year, the directors' terms will be indefinite in length. All of the nominees for director except James K. Dunton, Bailey Morris-Eck, Robert G. O'Donnell, Kirk P. Pendleton and Steven B. Sample were elected by shareholders at their last Meeting on February 16, 1994. Mr. Dunton was elected by directors in 1995, Mr. O'Donnell and Mr. Pendleton were elected by directors in 1998. Ms. Morris-Eck and Dr. Sample have been nominated for election at this Meeting. E. H. Clark, Jr., a director since 1992, and E. Eric Johnson, a director since 1994, have reached retirement age and are not standing for re-election.

 Each of the nominees has agreed to serve as director if elected. If, due to presently unforeseen circumstances, any nominee is not available for election, the persons named as proxies will vote the signed but unmarked Proxies and those marked for the nominated directors for such other nominee as the present directors may recommend. The table below sets forth certain information regarding the nominees.

NAME OF NOMINEE        CURRENT PRINCIPAL                  YEAR           MEMBERSHIPS ON              SHARES
(POSITION WITH         OCCUPATION AND                     FIRST          BOARDS OF OTHER             BENEFICIALLY
FUND) AND AGE          PRINCIPAL EMPLOYMENT               ELECTED        REGISTERED INVESTMENT       OWNED,
                       DURING PAST FIVE YEARS #           A DIRECTOR     COMPANIES AND PUBLICLY      DIRECTLY
                                                                         HELD COMPANIES              OR INDIRECTLY
                                                                                                     AT SEPTEMBER
                                                                                                     24, 1999

Mr. H. Frederick       Private investor; former           1972           The American Funds
Christie               President and Chief Executive                     Group
 (Director)            Officer, the Mission Group                         (Director/Trustee - 18
 66                    (non-utility holding company,                     other funds)
                       subsidiary of Southern                            American Variable
                       California Edison Company)                        Insurance Series

Ms. Mary Anne          Founder and President,             1993           The American Funds
Dolan                  M.A.D., Inc. (communications                      Group
 (Director)            company)                                           (Director - 1 other
 52                                                                      fund)

Mr. James K.           Senior Vice President and          1995                                       +
Dunton*                Director, Capital Research
 (Chairman of the      and Management Company
Board)
 61

Mr. Martin Fenton      Chairman, Senior Resource          1979           The American Funds
 (Director)            Group, LLC (development and                       Group
 64                    management of senior living                        (Director - 13 other
                       communities)                                      funds)
                                                                         American Variable
                                                                         Insurance Series
                                                                         Raintree Healthcare
                                                                         Corporation

Ms. Mary Myers         Private investor; former           1991           The American Funds
Kauppila               Owner and President Energy                        Group
 (Director)            Investment, Inc.                                    (Director - 4 other
 45                                                                      funds)
                                                                         American Variable
                                                                         Insurance Series

Mr. Jon B.             Chairman Emeritus, Capital         1959           The American Funds          +
Lovelace, Jr.*         Research and Management                           Group
 (Director)            Company                                            (Director - 3 other
 72                                                                      funds)

Ms. Bailey Morris-Eck   Senior Associate, Reuters          Nominee        The American Funds
 (Nominee)             Foundation; Senior Fellow,                        Group
 55                    Institute for International                        (Director - 1 other
                       Economics; Consultant, The                        fund)
                       Independent Of London; former
                       Vice President, Brookings
                       Institution

Mr. Robert G.          Senior Vice President and          1998           The American Funds          +
O'Donnell*             Director, Capital Research                        Group
 (President and        and Management Company                             (Director - 1 other
Director)                                                                fund)
 55

Mr. Kirk P.            Chairman and Chief Executive       1998           The American Funds
Pendleton              Officer, Cairnwood, Inc.,                         Group
 (Director)            (venture capital investment)                       (Director/Trustee - 4
 59                                                                      other funds)
                                                                          American Variable
                                                                         Insurance Series

Mr. James W.           Senior Partner, The Capital        1992           The American Funds          +
Ratzlaff*              Group Partners, L.P.; former                      Group
 (Vice Chairman)       Vice Chairman of the Board,                        (Director - 6 other
 63                    Capital Research and                              funds)
                       Management Company

Mr. Olin C.            President of the Salzburg          1991           The American Funds
Robison                Seminar; President Emeritus,                      Group
 (Director)            Middlebury College                                 (Director - 2 other
 63                                                                      funds)

Dr. Steven B.          President, University of           Nominee
Sample                 Southern California
 (Nominee)
 58


__________________
# Corporate positions, in some instances, may have changed during this period.

* Is considered an "interested person" of the Fund within the meaning of the Investment Company Act of 1940 (the "1940 Act"), on the basis of affiliation with Capital Research and Management Company (the "Investment Adviser"). The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

+ Includes Shares beneficially held under a master retirement plan.

Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (I) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization; and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.
                                  ____________
 The Fund has an Audit Committee composed of H. Frederick Christie, Mary Myers Kauppila and Olin C. Robison. The function of the Committee includes such specific matters as recommending the independent accountant to the Board of Directors, reviewing the audit plan and results of the audits and considering other matters deemed appropriate for consideration by the Board of Directors and/or the Committee.

 The Fund has a Nominating Committee composed of H. Frederick Christie, Mary Anne Dolan, Martin Fenton, Mary Myers Kauppila, Kirk P. Pendleton and Olin C. Robison. The Committee's functions include selecting and recommending to the
Board of Directors nominees for election as directors of the Fund.   While the
Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Fund, c/o the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Committee. See also "Shareholder Proposals."

 The Fund has a Contracts Committee composed of all directors who are not considered to be "interested persons" of the Fund within the meaning of the 1940 Act. The Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under rule 12b-1 that the Fund proposes to enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters.

 There were four Board of Directors, two Audit Committee, two Nominating Committee and two Contracts Committee meetings during the year ended October 31, 1998. All incumbent directors attended at least 75% of all Board meetings and meetings of the committees of which they were members.

 The Fund pays no salaries or other compensation to its directors other than directors' fees, which are paid to those directors who are unaffiliated with the Investment Adviser as described below.

                             DIRECTOR COMPENSATION

DIRECTOR                     AGGREGATE COMPENSATION             TOTAL COMPENSATION             TOTAL
                             (INCLUDING VOLUNTARILY             (INCLUDING VOLUNTARILY         NUMBER
                             DEFERRED COMPENSATION /1/)         DEFERRED COMPENSATION          OF FUND
                             FROM THE FUND DURING FISCAL        /1/) FROM ALL FUNDS            BOARDS
                             YEAR ENDED 10/31/98                MANAGED BY CAPITAL             ON WHICH
                                                                RESEARCH AND MANAGEMENT        DIRECTOR
                                                                COMPANY OR ITS                 SERVES
                                                                AFFILIATES /2/ FOR THE         /2/
                                                                YEAR ENDED 10/31/98

Mr. H. Frederick             $ 23,300 (deferred)/3/             $ 183,000  (deferred)          19
Christie

Ms. Mary Anne Dolan          22,700                             35,700                         2

Mr. James K. Dunton          none/4/                            none/4/                        1

Mr. Martin Fenton            23,300 (deferred)/3/               124,800  (deferred)            15

Ms. Mary Myers               23,900 (deferred)/3/               97,500 (deferred)              5
Kauppila

Mr. Jon B. Lovelance,        none/4/                            none/4/                        4
Jr.

Ms. Bailey Morris-Eck        none/5/                            none/5/                        2

Mr. Robert G.                none/4/                            none/4/                        2
O'Donnell

Mr. Kirk P. Pendleton        12,000 (deferred)/3/               102,400 (deferred)             5

Mr. James W.                 none/4/                            none/4/                        7
Ratzlaff.

Mr. Olin C. Robison          23,300  (deferred)/3/              90,000 (deferred)              3

Dr. Steven B. Sample         none/5/                            none/5/                        1


/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the director.

/2/ Includes funds managed by Capital Research and Management Company and affiliates.

/3/ Since the deferred compensation plan's adoption in 1993, the total amount of deferred compensation accrued by the Fund (plus earnings thereon) as of the fiscal year ended October 31, 1998 for participating directors is as follows:
H. Frederick Christie ($88,600), Martin Fenton ($36,200), Mary Myers Kauppila ($183,500), Kirk P. Pendleton ($12,000) and Olin C. Robison ($4,000). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Fund until paid to the director.

/4/ James K. Dunton, Jon B. Lovelace, Jr., Robert G. O'Donnell and James W. Ratzlaff are affiliated with the Fund's Investment Adviser and, therefore, receive no remuneration from the Fund.

/5/ Bailey Morris-Eck and Steven B. Sample have been nominated as directors of the Fund and had not received any remuneration from the Fund as of its October 31, 1998 fiscal year end.

                            OTHER EXECUTIVE OFFICERS

NAME (POSITION        PRINCIPAL OCCUPATION /1/                 OFFICER
WITH FUND)                                                     CONTINUOUSLY
AND AGE                                                        SINCE /2/

MR.TIMOTHY D.         DIRECTOR, CAPITAL RESEARCH AND           1994
ARMOUR                MANAGEMENT COMPANY; CHAIRMAN OF
(SENIOR VICE          THE BOARD, CAPITAL RESEARCH
PRESIDENT)            COMPANY
38

MS. JOYCE E.          SENIOR VICE PRESIDENT AND                1995
GORDON                DIRECTOR, CAPITAL RESEARCH
(VICE                 COMPANY
PRESIDENT)
42

MS. JOANNA F.         VICE PRESIDENT, CAPITAL RESEARCH         1997
JONSSON               AND MANAGEMENT COMPANY
(VICE
PRESIDENT)
35

MR. VINCENT P.        VICE PRESIDENT - FUND BUSINESS           1994
CORTI                 MANAGEMENT GROUP, CAPITAL
(SECRETARY)           RESEARCH AND MANAGEMENT COMPANY
43

SHERYL F.             VICE PRESIDENT - FUND BUSINESS           1998
JOHNSON               MANAGEMENT GROUP, CAPITAL
(TREASURER)           RESEARCH AND MANAGEMENT COMPANY
30


_____________
/1/ THE OCCUPATIONS SHOWN REFLECT THE PRINCIPAL EMPLOYMENT OF EACH INDIVIDUAL DURING THE PAST FIVE YEARS. CORPORATE POSITIONS, IN SOME INSTANCES, MAY HAVE CHANGED DURING THIS PERIOD.

/2/ OFFICERS HOLD OFFICE UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED, OR UNTIL THEY RESIGN OR ARE REMOVED.

NO OFFICER, DIRECTOR OR EMPLOYEE OF THE INVESTMENT ADVISER RECEIVES ANY REMUNERATION FROM THE FUND. ALL DIRECTORS AND OFFICERS AS A GROUP OWNED BENEFICIALLY FEWER THAN 1% OF THE SHARES OUTSTANDING ON SEPTEMBER 24, 1999.

2. APPROVAL OF AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION (SHARE CLASSIFICATION)

 On September 22, 1999, the Fund's Board of Directors unanimously approved an amendment to the Fund's Articles of Incorporation to give the Fund's Board of Directors the power to classify the Fund's shares into classes and series. The Board of Directors also unanimously voted to submit the amendment to the Fund's shareholders with the Board's recommendation that it be approved. The full text of the proposed amendment is attached to the Proxy Statement as Exhibit A.
                                  *     *    *
 Until the 1990's, mutual funds with front-end sales charges dominated the market for dealer-distributed funds. Over time, competition grew from funds with alternative sales charge structures which are now widely accepted by investors and broker-dealers. Although the front-end sales charge structure is appealing due to its simplicity, the combination of significantly increased competition and pricing experimentation has led a large number of fund complexes to consider alternative distribution arrangements.

 Capital Research and Management Company has advised the Fund's Board of Directors that in the future it may recommend that the Board authorize the Fund to issue an additional class of shares ("New Shares"). If authorized, the New Shares are expected to be sold without any front-end sales charge and otherwise would be similar to the existing Shares except that they would be subject to
(i) a different level of fees payable to the Fund's distributor, American Funds Distributors, Inc. ("AFD"), a wholly-owned subsidiary of Capital Research and Management Company, under a separate plan of distribution, and (ii) a contingent deferred sales charge ("CDSC") payable to AFD if such shares are redeemed prior to the expiration of a specified holding period. A portion of the distribution fees and CDSC received by AFD would be available to finance the payment of commissions on initial sales and ongoing service fees to eligible dealers of New Shares.

 IMPORTANTLY, THE DISTRIBUTION FEES FOR THE NEW SHARES WOULD BE IMPOSED ONLY ON NEW SHARES AND WOULD NOT AFFECT THE EXPENSE LEVEL OF THE EXISTING SHARES. MOREOVER, ANY OTHER EXPENSES UNIQUE TO THE NEW SHARES (E.G. ADDITIONAL TRANSFER AGENT OR SHAREHOLDER ACCOUNT MAINTENANCE COSTS) ALSO WOULD BE BORNE ONLY BY THE NEW SHARES. AS A RESULT, NEW SHARES WOULD HAVE A DIFFERENT (GENERALLY HIGHER) LEVEL OF EXPENSES THAN THE EXISTING SHARES AND WOULD NOT RESULT IN ADDITIONAL COSTS FOR THE EXISTING SHARES.
                                 *     *     *

 The Fund's Articles of Incorporation currently provide for only one class of shares of capital stock, and do not authorize the Board of Directors to create additional classes or series. The Board of Directors believes that the Fund's best interests would be served if the Articles of Incorporation were amended to enable the Board to create new series of shares and classes of shares within a series. Each share of the series, regardless of class, would share pro rata (based on net asset value) in the investment portfolio and income of the series and in the series' expenses, except for differences in expenses resulting from different class-specific distribution arrangements and possibly other class-specific expenses. Although the proposed Articles would permit the Board to create additional series of shares (representing interests in separate investment portfolios), there is no current intention to do so.

 Shares of all classes would vote together on all matters affecting the Fund, except for matters, such as approval of a plan of distribution or related service plan, affecting only a particular class or series thereof. All shares voting on a matter would have identical voting rights. All issued shares would be fully paid and non-assessable, and shareholders would have no pre-emptive or other right to subscribe for any additional shares. All shares within a series (including, if issued, the New Shares) would have the same rights and be subject to the same limitations set forth in the Articles of Incorporation with respect to dividends, redemptions and liquidation, except for differences resulting from class-specific distribution plans and related service plans and certain other class-specific expenses.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

3. APPROVAL OF AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION (REDUCTION IN PAR VALUE)

 On September 22, 1999, the Fund's Board of Directors unanimously voted to approve an amendment to the Fund's Articles of Incorporation to reduce the par value of shares of capital stock of the Fund from $1.00 to $0.001 per share, and to submit such amendment to the Fund's shareholders with the Board's recommendation that it be approved. This proposed amendment is included as part of Exhibit A.

 Under Maryland law, the par value of shares determines the amount of a corporation's stated capital. Stated capital has little meaning for an investment company like the Fund. However, when the Fund increases its authorized capital stock, as is proposed in Proposal 2, it must pay a registration fee to the State of Maryland based on the aggregate par value of the new shares. This change will have no effect on the value of your shares. The Board of Directors therefore recommends that the par value of the Fund's shares of capital stock be reduced in order to save the Fund some expense in connection with the proposed increase in authorized capital stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

4. RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE YEAR 2000

 Shareholders are requested to ratify the selection by the Board of Directors (including a majority of directors who are not "interested persons" of the Fund as that term is defined in the 1940 Act) of the firm of Deloitte & Touche LLP as independent public accountant for the Fund for the year 2000. In addition to normal audit services, Deloitte & Touche LLP provides services in connection with the preparation and review of federal and state tax returns for the Fund. Deloitte & Touche LLP has served as the Fund's independent public accountant since the Fund's inception. Deloitte & Touche LLP has advised the Fund that it has no material direct or indirect financial interest in the Fund or its affiliates. The Fund's Audit Committee recommended that Deloitte & Touche LLP be selected as the Fund's independent accountant for the current fiscal year. The employment of the accountant is conditioned upon the right of the Fund to terminate such employment forthwith without any penalty. No representative of the firm of Deloitte & Touche LLP is expected to attend the Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ITS SELECTION OF DELOITTE & TOUCHE LLP.

                                 OTHER MATTERS

 Neither the persons named in the enclosed Proxy nor the Board of Directors are aware of any matters that will be presented for action at the meeting other than matters described above. If any other matters properly requiring a vote of shareholders arise, the Proxies will confer upon the person or persons entitled to vote the Shares they represent a discretionary authority to vote the Shares in respect of any such matters in accordance with their best judgment in the interest of the Fund and its shareholders.

                             SHAREHOLDER PROPOSALS

 Any shareholder proposals for inclusion in Proxy solicitation material for a shareholders meeting should be submitted to the Secretary of the Fund, at the Fund's principal executive offices, 333 South Hope Street, Los Angeles, CA 90071. Any such proposals must comply with the requirements of rule 14a-8 under the Securities Exchange Act of 1934.

 Under the laws of Maryland, where the Fund is incorporated, and the Fund's Articles of Incorporation and By-Laws, the Fund is not required to hold regular meetings of shareholders. Under the 1940 Act, a vote of shareholders is required from time to time for particular matters but not necessarily on an annual basis. As a result, the Fund does not expect to hold shareholders meetings on a regular basis, and any shareholder proposal received may not be considered until such a meeting is held.

                              GENERAL INFORMATION

 Capital Research and Management Company is the investment adviser to the Fund and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. American Funds Distributors, Inc. is the principal underwriter of the Fund's shares and is located at the Los Angeles and Brea addresses above and also at 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

 The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Fund. The Fund will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the Proxies and related materials. In addition to solicitation by mail, certain officers and directors of the Fund, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally. WE URGE ALL SHAREHOLDERS TO MARK, DATE, SIGN, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET BY FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT.

 You may obtain a copy of the Fund's most recent annual report, without charge, by writing to the Secretary of the Fund at 333 South Hope Street, 55th Floor, Los Angeles, CA 90071, or by telephoning 800/421-0180. These requests will be honored within three business days of receipt.

 By Order of the Board of Directors,
 VINCENT P. CORTI
 Secretary

October 1, 1999

                                                               EXHIBIT  A

                          AMERICAN MUTUAL FUND, INC.
                              -------------------
                             PROPOSED AMENDMENT TO
                    ARTICLES OF INCORPORATION FOR THE FUND
                      AUTHORIZING THE BOARD OF DIRECTORS
             TO CREATE NEW CLASSES AND SERIES OF CAPITAL STOCK,
                          AND REDUCING THE PAR VALUE
                              ------------------

The following text shows those provisions of the Articles of Incorporation of the Fund that are to be amended; the text that is lined through shows deletions and the text that is underlined indicates additions.

                                       V.
                                 CAPITAL STOCK

 (1) The total number of shares of stock of all classes and series which the Corporation has authority to issue is five hundred million (500,000,000) shares of capital stock (par value $0.001 per share), amounting in aggregate par value to five hundred thousand dollars ($500,000).

  (2) Unless otherwise prohibited by law, so long as the Corporation is registered as an open-end company under the Investment Company Act, the Board of Directors shall have full power and authority, without the approval of the holders of any outstanding shares, to increase or decrease the number of shares of capital stock or the number of shares of capital stock of any class or series that the Corporation has authority to issue.

 (3) As used in these Articles of Incorporation, a "series" of shares represents interests in the same assets, liabilities, income, earnings and profits of the Corporation; each "class" of shares of a series represents interests in the same underlying assets, liabilities, income, earnings and profits, but may differ from other classes of such series with respect to fees and expenses or such other matters as shall be established by the Board of Directors. The Board of Directors of the Corporation shall have full power and authority, from time to time, to classify and reclassify any authorized but unissued shares of stock of the Corporation, including, without limitation, the power to classify or reclassify unissued shares into series, and to classify and reclassify a series into one or more classes of stock that may be invested together in the common investment portfolio in which the series is invested, by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock. All shares of stock of a series shall represent the same interest in the Corporation and have the same preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as the other shares of stock of that series, except to the extent that the Board of Directors provides for differing preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of shares of stock of classes of such series as determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland, as otherwise determined pursuant to these Articles or by the Board of Directors in accordance with law.

 (4) Initially, the shares of capital stock of the Corporation shall be all of one class and series designated as "common stock." Notwithstanding any other provision of these Articles, upon the first classification of unissued shares of stock into additional series, the Board of Directors shall specify a legal name for the outstanding series, as well as for the new series, in appropriate charter documents filed for record with the State Department of Assessments and Taxation of Maryland providing for such name change and classification, and upon the first classification of a series into additional classes, the Board of Directors shall specify a legal name for the outstanding class, as well as for the new class or classes, in appropriate charter documents filed for record with the State Department of Assessments and Taxation of Maryland providing for such name change and classification.

 (5) The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of all series of capital stock of the Corporation and classes of such series (unless provided otherwise by the Board of Directors with respect to any such additional series (or class thereof) at the time it is established and designated):

 (a) Assets Belonging to Series. All consideration received by the Corporation from the issue or sale of shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any investment or reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, together with any General Items (as defined below) allocated to that series as provided in the following sentence, are herein referred to collectively as "assets belonging to" that series. In the event that there are any assets, income, earnings, profits or proceeds of the Corporation which are not readily identifiable as belonging to any particular series (collectively, "General Items"), such General Items shall be allocated by or under the supervision of the Board of Directors to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable; and any General Items so allocated to a particular series shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding for all purposes.

 (b) Liabilities of Series. The assets belonging to each particular series shall be charged with the liabilities of the Corporation in respect of that series, including any class thereof, and all expenses, costs, charges and reserves attributable to that series, including any such class, and any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as pertaining to any particular series, shall be allocated and charged by or under the supervision of the Board of Directors to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to a series are herein referred to collectively as "liabilities of" that series. Each allocation of liabilities, expenses, costs, charges and reserves by or under the supervision of the Board of Directors shall be conclusive and binding for all purposes.

 (c) Dividends and Distributions. Dividends and capital gains distributions on shares of a particular series may be paid with such frequency, in such form and in such amount as the Board of Directors may determine by resolution adopted from time to time, or pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities of that series. All dividends on shares of a particular series shall be paid only out of the income belonging to that series and all capital gains distributions on shares of a particular series shall be paid only out of the capital gains belonging to that series. Such dividends and distributions may vary between or among classes of a series to reflect differing allocations of liabilities and expenses of such series between or among such classes to such extent as may be provided in or determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or as may otherwise be determined by the Board of Directors. All dividends and distributions on shares of a particular series (or class thereof) shall be distributed pro rata to the holders of that series (or class thereof) in proportion to the number of shares of that series (or class thereof) held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the stockholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.

 Dividends and distributions may be paid in cash, property or additional shares of the same or another class or series or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by stockholders of the form in which dividends or distributions are to be paid. Any such dividend or distribution paid in shares shall be paid at the current net asset value thereof.

 (d) Voting. On each matter submitted to a vote of the stockholders, each holder of shares shall be entitled to one vote for each share standing in his name on the books of the Corporation, irrespective of the series or class thereof, and all shares of all series and classes shall vote as a single class ("Single Class Voting"); provided, however, that (i) as to any matter with respect to which a separate vote of any series or class is required by the Investment Company Act or by the Maryland General Corporation Law, such requirement as to a separate vote by that series or class shall apply in lieu of Single Class Voting; (ii) in the event that the separate vote requirements referred to in clause (i) above apply with respect to one or more (but less than all) series or classes, then, subject to clause (iii) below, the shares of all other series and classes shall vote as a single class; and (iii) as to any matter which does not affect the interest of a particular series or class, including liquidation of another series as described in subsection (g) below, only the holders of shares of the one or more affected series shall be entitled to vote.

 Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all classes and series of capital stock or of the total number of shares of any class or series of capital stock entitled to vote as a separate class, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes and series outstanding and entitled to vote thereon, or of the class or series entitled to vote thereon as a separate class, as the case may be, except as otherwise provided in the charter of the Corporation.

 (e) Redemption by Stockholders. Each holder of shares of a particular series shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his shares of that series, at a redemption price per share equal to the net asset value per share of that series next determined after the shares are properly tendered for redemption, less such redemption fee or sales charge, if any, as may be established by the Board of Directors in its sole discretion. Payment of the redemption price shall be in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may, to the extent and in the manner permitted by the Investment Company Act, make payment wholly or partly in securities or other assets belonging to the series of which the shares being redeemed are a part, at the value of such securities or assets used in such determination of net asset value.

 Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of the holders of shares of any series to require the Corporation to redeem shares of that series during any period or at any time when and to the extent permissible under the Investment Company Act.

 (f) Redemption by Corporation. The Board of Directors may cause the Corporation to redeem at their net asset value the shares of any series (or class thereof) held in an account having, because of redemptions or exchanges, a net asset value on the date of the notice of redemption less than the minimum initial investment in that series (or class thereof) specified by the Board of Directors from time to time in its sole discretion, provided that at least 60 days prior written notice of the proposed redemption has been given to the holder of any such account by mail, postage prepaid, at the address contained in the books and records of the Corporation and such holder has been given an opportunity to purchase the required value of additional shares.

 (g) Liquidation. In the event of the liquidation of a particular series as herein contemplated, the stockholders of the series that is being liquidated shall be entitled to receive, as a class, when and as declared by the Board of Directors, the excess of the assets belonging to that series over the liabilities of that series. The holders of shares of any particular series shall not be entitled thereby to any distribution upon liquidation of any other series. The assets so distributable to the stockholders of any particular series shall be distributed among such stockholders in proportion to the number of shares of that series held by them and recorded on the books of the Corporation. The liquidation of any particular series in which there are shares then outstanding may be authorized by vote of a majority of the Board of Directors then in office, without any action by the holders of the outstanding voting securities of that series, as defined in the Investment Company Act, and without the vote of the holders of shares of any other series. The liquidation of a particular series may be accomplished, in whole or in part, by the transfer of assets of such series to another series or by the exchange of shares of such series for the shares of another series.

 (h) Net Asset Value Per Share. For the purposes referred to in these Articles of Incorporation, the net asset value of shares of the capital stock of the Corporation of each series and class as of any particular time (a
"determination time") shall be determined by or pursuant to the direction of the Board of Directors as follows:

 (i) At times when a series is not classified into multiple classes, the net asset value of each share of stock of a series, as of a determination time, shall be the quotient obtained by dividing the net value of the assets of the Corporation belonging to that series (determined as hereinafter provided) as of such determination time by the total number of shares of that series then outstanding, including all shares of that series which the Corporation has agreed to sell for which the price has been determined, and excluding shares of that series which the Corporation has agreed to purchase or which are subject to redemption for which the price has been determined.

The net value of the assets of the Corporation belonging to a series shall be determined in accordance with sound accounting practice by deducting from the gross value of the assets of the Corporation belonging to that series (determined as hereinafter provided), the amount of all liabilities of that series, in each case as of such determination time.

The gross value of the assets of the Corporation belonging to a series as of such determination time shall be an amount equal to all cash, receivables, the market value of all securities for which market quotations are readily available and the fair value of other assets of the Corporation belonging to that series at such determination time, all determined in accordance with sound accounting practice and giving effect to the following:

 (ii) At times when a series is classified into multiple classes, the net asset value of each share of stock of a class of such series shall be determined in accordance with subsections (i) and (iii) of this Section (h) with appropriate adjustments to reflect differing allocations of liabilities and expenses of such series between or among classes to such extent as may be provided in or determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or as may otherwise be determined by the Board of Directors.

 (iii) The Board of Directors is empowered, in its discretion, to establish other methods for determining such net asset value whenever such other methods are deemed by it to be necessary or desirable, including, without limiting the generality of the foregoing, any method deemed necessary or desirable in order to enable the Corporation to comply with any provision of the Investment Company Act or any rule or regulation thereunder. Subject to the applicable provisions of the Investment Company Act, the Board of Directors, in its sole discretion, may prescribe and shall set forth in the By-Laws of the Corporation or in a duly adopted resolution of the Board of Directors such bases and times for determining the value of the assets belonging to, and the net asset value per share of outstanding shares of, each series, or the net income attributable to such shares, as the Board of Directors deems necessary or desirable. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the Investment Company Act, to determine which items shall be treated as income and which items as capital and whether any item of expense shall be charged to income or capital.

 (i) Equality. All shares of each particular series shall represent an equal proportionate interest in the assets belonging to that series (subject to the liabilities of that series), and each share of any particular series shall be equal to each other share of that series. The Board of Directors may from time to time divide or combine the shares of any particular series into a greater or lesser number of shares of that series without thereby changing the proportionate interest in the assets belonging to that series or in any way affecting the rights of holders of shares of any other series.

 (j) Conversion or Exchange Rights. (i) Subject to compliance with the requirements of the Investment Company Act, the Board of Directors shall have the authority to provide that holders of shares of any class or series shall have the right to exchange said shares into shares of one or more other class or series of shares in accordance with such requirements and procedures as may be established by the Board of Directors.

(ii) At such times (which may vary among shares of a class) as may be determined by the Board of Directors, shares of a particular class of a series may be automatically converted into another class of such series based on the relative net asset value of such classes at the time of conversion, subject, however, to any conditions of the conversion that may be imposed by the Board of Directors.

 (6) (a) Shares of the various classes of each series of capital stock shall represent the same interest in the Corporation and have, except as provided to the contrary in any subsequently filed charter document, identical voting, dividend, liquidation, and other rights, terms and conditions with any other shares of capital stock of that series; provided however, that notwithstanding anything in the charter of the Corporation to the contrary, shares of the various classes of a series shall be subject to such differing front-end sales loads, contingent deferred sales charges, fees or expenses under a plan of distribution or other arrangement related to distribution of shares issued by the Corporation, and administrative, recordkeeping, or service fees, each as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and any rules or regulations promulgated thereunder and applicable rules and regulations of self-regulatory organizations and as shall be set forth in the applicable prospectus for the shares; and provided further that expenses related solely to a particular class of a particular series of capital stock (including, without limitation, fees or expenses under a plan of distribution and administrative expenses under an administration or service agreement, plan or other arrangement, however designated) shall be borne solely by such class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of the class in question.

 (b) As to any matter with respect to which a separate vote of any class of a series is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (a) above), such requirement as to a separate vote by that class shall apply in lieu of Single Class Voting, and if permitted by the Investment Company Act or the Maryland General Corporation Law, the classes of more than one series shall vote together as a single class on any such matter which shall have the same effect on each such class. As to any matter which does not affect the interest of a particular class of a series, only the holders of shares of the affected classes of that series shall be entitled to vote.

 (c) In furtherance but not in limitation of this Article SIXTH, and without limiting the ability of the Corporation to effect a transaction contemplated by this paragraph under authority of applicable law or any other independent provision of the charter, the assets belonging to a particular class or series of shares of capital stock may be invested partially or entirely in the shares of a registered or unregistered investment company formed to implement a "master-feeder" or similar structure operated in conformity with the Investment Company Act and orders issued pursuant thereto, or in any similar structure however designated. The Corporation shall also be authorized to exchange the assets belonging to a class or series for shares in such a registered or unregistered investment company formed to be a master portfolio upon the approval of the Board of Directors and without further authorization by the shareholders of the class or series in question or any other class or classes or series of capital stock of the Corporation.

 (7) The Corporation may issue and sell fractions of shares of capital stock having pro rata all the rights of full shares, including, without limitation, the right to vote and to receive dividends, and wherever the words "share" or "shares" are used in the charter or By-Laws of the Corporation, they shall be deemed to include fractions of shares where the context does not clearly indicate that only full shares are intended.

 (8) The Corporation shall not be obligated to issue certificates representing shares of any class or series of capital stock. At the time of issue or transfer of shares without certificates, the Corporation shall provide the stockholder with such information as may be required under the Maryland General Corporation Law.

 (9) Any determination as to any of the following matters made by or pursuant to the direction of the Board of Directors consistent with these Articles of Incorporation and in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of capital stock of the Corporation, of any series or class, namely, the amount of the assets, obligations, liabilities and expenses of the Corporation or belonging to any series or with respect to any class; the amount of the net income of the Corporation from dividends and interest for any period and the amount of assets at any time legally available for the payment of dividends with respect to any series or class; the amount of paid-in surplus, annual or other net profits, or net assets in excess of capital, undivided profits, or excess of profits over losses on sales of securities belonging to the Corporation or any series or class; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged) with respect to the Corporation or any series or class; the market value, or any sale, bid or asked price to be applied in determining the market value, of any security owned or held by the Corporation; the fair value of any other asset owned or held by the Corporation; the number of shares of stock of any series or class issued or issuable; the existence of conditions permitting the postponement of payment of the repurchase price of shares of stock of any series or class or the suspension of the right of redemption as provided by law; any matter relating to the acquisition, holding and disposition of securities and other assets by the Corporation; any question as to whether any transaction constitutes a purchase of securities on margin, a short sale of securities, or an underwriting of the sale of, or participation in any underwriting or selling group in connection with the public distribution of any securities; and any matter relating to the issue, sale, repurchase or other acquisition or disposition of shares of stock of any series or class.

PROXY CARD                  AMERICAN MUTUAL FUND, INC.              PROXY CARD

        PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND
          FOR THE MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 16, 1999

The undersigned hereby appoints Timothy D. Armour, Vincent P. Corti and James
K. Dunton, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Meeting of Shareholders to be held at the Office of Capital Research and Management Company, 333 South Hope Street, 55th Floor, Los Angeles, California, on Tuesday, November 16, 1999 at 10:00 a.m., on all matters coming before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER YOU DIRECTED. IF NO DIRECTION IS GIVEN, WITH RESPECT TO ANY PARTICULAR ITEM, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN ITEM 1 AND FOR ITEMS 2, 3 AND 4.

 VOTE VIA THE INTERNET:  HTTP://VOTE.PROXY-DIRECT.COM
 VOTE VIA THE TELEPHONE:  1-800-597-7836
 CONTROL NUMBER:  999 9999 9999 999

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. JOINT OWNERS SHOULD EACH SIGN INDIVIDUALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. FIDUCIARIES SHOULD GIVE FULL TITLES.

 Signature

 Signature of joint owner, if any

 Date

                           AMERICAN MUTUAL FUND, INC.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: []

1. Election of                                                 FOR ALL      WITHHOLD ALL       FOR ALL EXCEPT
Directors:



01 H. Frederick         05 Mary Myers       09 Kirk P.
Christie                Kauppila            Pendleton

02 Mary Anne            06 Jon B.           10 James W.        []           []                 []
Dolan                   Lovelace, Jr.       Ratzlaff

03 James K.             07 Bailey           11 Olin C.
Dunton                  Morris-Eck          Robison

04 Martin Fenton        08 Robert G.        12 Steven B.
                        O'Donnell           Sample


To withhold your vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.

                                                             FOR              AGAINST         ABSTAIN



2.  Approval of amendments to the Articles of                []               []              []
Incorporation authorizing the Board to create
new classes and series of capital stock:

3.  Approval of an amendment to the Articles of              []               []              []
Incorporation reducing the par value per share:

4.  Ratification of selection of Deloitte & Touche LLP       []               []              []
as independent accountant:

  In their discretion, upon other matters as may properly come before the meeting.



                                   IMPORTANT

SHAREHOLDERS CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS BY PROMPTLY RETURNING THIS PROXY.